Exhibit 99.1
December 27, 2006
Peter F. Comerford
Corporate Secretary
Ultralife Batteries, Inc.
2000 Technology Parkway
Newark, NY 14513
Dear Mr. Comerford:
Please accept this communication as my resignation as an officer of Ultralife Batteries, Inc., effective December 31, 2006.
I look forward to working with you in my new role as Vice President.
Thank you for your consideration.
Yours very truly,
Nancy C. Naigle
Ultralife Batteries, Inc. • 2000 Technology Parkway • Newark, NY 14513 • 315-332-7100 • Fax: 315-331-7800
www.ultralifebatteries.com